As filed with the Securities and Exchange Commission on December 10, 2001

                                                           Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                               NVIDIA CORPORATION
             (Exact name of registrant as specified in its charter)

                                 ---------------

        Delaware                                          94-3177549
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                                 ---------------

                2701 San Tomas Expressway, Santa Clara, CA 95050
                    (Address of principal executive offices)

                                 ---------------

                           1998 Equity Incentive Plan
                        1998 Employee Stock Purchase Plan
                     2000 Nonstatutory Equity Incentive Plan
                            (Full title of the plans)

                               Christine B. Hoberg
                             Chief Financial Officer
                               NVIDIA Corporation
                            2701 San Tomas Expressway
                              Santa Clara, CA 95050
                                Tel: 408-486-2000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 ---------------
                                   Copies to:
                              Eric C. Jensen, Esq.
                               COOLEY GODWARD LLP
                               5 Palo Alto Square
                               3000 El Camino Real
                               Palo Alto, CA 94306
                                 (650) 843-5000

                                 ---------------

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                            Proposed Maximum          Proposed Maximum
      Title of Securities             Amount to be              Offering                 Aggregate                 Amount of
       to be Registered              Registered(1)         Price per Share (2)       Offering Price (2)         Registration Fee
------------------------------------------------------------------------------------------------------------------------------------
   Stock Options and Common
  Stock, par value $.001 per       23,930,918 shares          $14.53-$53.51           $938,315,544.97             $224,257.42
             share
====================================================================================================================================

(1) This Registration Statement shall cover any additional shares of Common Stock which become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of shares of the Registrant's outstanding Common Stock.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h)(1) under the Securities Act of 1933, as amended (the "Act"). The offering price per share and aggregate offering price are based upon (a) the weighted average exercise price for shares subject to outstanding options granted under (i) the 1998 Equity Incentive Plan (the "Incentive Plan") and (ii) the 2000 Nonstatutory Equity Incentive Plan (the "Nonstatutory Plan") (pursuant to Rule 457(h) under the Act) and (b) the average of the high and low prices of Registrant's Common Stock as reported on the Nasdaq National Market on December 3, 2001, for (i) shares reserved for future grant pursuant to the Incentive Plan and the Nonstatutory Plan, and (ii) shares issuable pursuant to the Registrant's 1998 Employee Stock Purchase Plan (the "Purchase Plan") (pursuant to Rule 457(c) under the Act). The following chart illustrates the calculation of the registration fee:

=================================================================================================================================
                                                                                          Offering                Aggregate
                    Title of Securities                         Number of Shares       Price per Share          Offering Price
---------------------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to outstanding stock options under                7,668,737      $14.53-$45.79         $273,362,664.30
the 1998 Equity Incentive Plan

Shares reserved for future issuance pursuant to the 1998                     629,975      $       53.51         $ 33,706,812.38
Equity Incentive Plan

Shares reserved for future issuance pursuant to the 1998                   3,327,314      $       53.51         $178,027,935.57
Employee Stock Purchase Plan

Shares issuable pursuant to outstanding stock options under               11,487,732      $14.53-$45.79         $409,495,986.92
the 2000 Nonstatutory Equity Incentive Plan

Shares reserved for future issuance pursuant to the 2000                     817,160      $       53.51         $ 43,722,145.80
Nonstatutory Equity Incentive Plan

Proposed Maximum Aggregate Offering Price                                                                       $938,315,544.97

Registration Fee                                                                                                $    224,257.42

=================================================================================================================================

                    INCORPORATION BY REFERENCE OF CONTENTS OF
        REGISTRATION STATEMENTS ON FORM S-8 NOS. 333-74905 AND 333-51520

         The contents of Registration Statements on Form S-8 Nos. 333-74905 and 333-51520 filed with the Securities and Exchange Commission on March 23, 1999 and December 8, 2000, respectively, are incorporated by reference herein.

                                    EXHIBITS

   Exhibit
    Number                              Description

      4.1(1)   Amended and Restated Certificate of Incorporation.
      4.2(2)   Certificate of Amendment of Amended and Restated Certificate of
               Incorporation.
      4.3(3)   Bylaws, as amended.
      4.4(4)   Specimen Stock Certificate.
      5.1      Opinion of Cooley Godward LLP.
     23.1      Consent of KPMG LLP.
     23.2      Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.
     24.1      Power of Attorney is contained on the signature pages.
     99.1(5)   1998 Equity Incentive Plan, as amended.
     99.2(6)   Form of Incentive Stock Option Agreement under the 1998 Equity
               Incentive Plan.
     99.3(7)   Form of Nonstatutory Stock Option Agreement under the 1998
               Equity Incentive Plan.
     99.4(8)   1998 Employee Stock Purchase Plan, as amended.
     99.5(9)   Form of Employee Stock Purchase Plan Offering, as amended.
     99.6      2000 Nonstatutory Equity Incentive Plan, as amended.
     99.7(10)  Form of Nonstatutory Stock Option Agreement under the 2000
               Nonstatutory Equity Incentive Plan.

_______________________________________
(1) Previously filed as Exhibit 4.1 to our Registration Statement on Form S-8 filed on March 23, 1999 (No. 333-74905) and incorporated by reference herein.
(2) Previously filed as Exhibit 3.2 to our Quarterly Report on Form 10-Q, for the quarter ended July 29, 2001 filed on September 10, 2001 (No. 000-23985) and incorporated by reference herein.
(3) Previously filed as Exhibit 3.1 to our Quarterly Report on Form 10-Q, for the quarter ended July 29, 2001 filed on September 10, 2001 (No. 000-23985) and incorporated by reference herein.
(4) Previously filed as Exhibit 4.2 to our Registration Statement on Form S-1 filed on March 6, 1998 (No. 333-47495), as amended, and incorporated by reference herein.
(5) Previously filed as Exhibit 99.1 to our Registration Statement on Form S-8 filed on December 8, 2000 (No. 333-51520), and incorporated by reference herein.
(6) Previously filed as Exhibit 10.3 to our Registration Statement on Form S-1 filed on March 6, 1998 (No. 333-47495), as amended, and incorporated by reference herein.
(7) Previously filed as Exhibit 10.4 to our Registration Statement on Form S-1 filed on March 6, 1998 (No. 333-47495), as amended, and incorporated by reference herein.
(8) Previously filed as Exhibit 99.4 to our Registration Statement on Form S-8 filed on December 8, 2000 (No. 333-51520), and incorporated by reference herein.
(9) Previously filed as Exhibit 99.5 to our Registration Statement on Form S-8 filed on December 8, 2000 (No. 333-51520), and incorporated by reference herein.
(10) Previously filed as Exhibit 99.7 to our Registration Statement on Form S-8 filed on December 8, 2000 (No. 333-51520)and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on December 10, 2001.

                                             NVIDIA CORPORATION

                                             By:       /s/ Jen-Hsun Huang
                                                 -------------------------------
                                                 Jen-Hsun Huang
                                                 President and Chief Executive
                                                 Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Jen-Hsun Huang and Christine B. Hoberg, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      Signature                                          Title                                  Date
                      ---------                                          -----                                  ----
           /s/ Jen-Hsun Huang                                President, Chief Executive Officer         December 10, 2001
--------------------------------------------                 and Director (Principal Executive
              Jen-Hsun Huang                                 Officer)


           /s/ Christine B. Hoberg                           Chief Financial Officer (Principal         December 10, 2001
--------------------------------------------                 Financial and Accounting Officer)
              Christine B. Hoberg

           /s/ Tench Coxe                                    Director                                   December 10, 2001
--------------------------------------------
                Tench Coxe

           /s/ James C. Gaither                              Director                                   December 10, 2001
--------------------------------------------
              James C. Gaither

           /s/ Harvey C. Jones                               Director                                   December 10, 2001
--------------------------------------------
              Harvey C. Jones

          /s/ William J. Miller                              Director                                   December 10, 2001
--------------------------------------------
             William J. Miller

           /s/ A. Brooke Seawell                             Director                                   December 10, 2001
--------------------------------------------
                  A. Brooke Seawell

           /s/ Mark A. Stevens                               Director                                   December 10, 2001
--------------------------------------------
              Mark A. Stevens

                                  EXHIBIT INDEX

   Exhibit
    Number                              Description

      4.1(1)   Amended and Restated Certificate of Incorporation.
      4.2(2)   Certificate of Amendment of Amended and Restated Certificate of
               Incorporation
      4.3(3)   Bylaws, as amended.
      4.4(4)   Specimen Stock Certificate.
      5.1      Opinion of Cooley Godward LLP.
     23.1      Consent of KPMG LLP.
     23.2      Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.
     24.1      Power of Attorney is contained on the signature pages.
     99.1(5)   1998 Equity Incentive Plan, as amended.
     99.2(6)   Form of Incentive Stock Option Agreement under the 1998 Equity
               Incentive Plan.
     99.3(7)   Form of Nonstatutory Stock Option Agreement under the 1998
               Equity Incentive Plan.
     99.4(8)   1998 Employee Stock Purchase Plan, as amended.
     99.5(9)   Form of Employee Stock Purchase Plan Offering, as amended.
     99.6      2000 Nonstatutory Equity Incentive Plan, as amended.
     99.7(10)  Form of Nonstatutory Stock Option Agreement under the 2000
               Nonstatutory Equity Incentive Plan.

______________________
(1) Previously filed as Exhibit 4.1 to our Registration Statement on Form S-8 filed on March 23, 1999 (No. 333-74905) and incorporated by reference herein.
(2) Previously filed as Exhibit 3.2 to our Quarterly Report on Form 10-Q, for the quarter ended July 29, 2001 filed on September 10, 2001 (No. 000-23985) and incorporated by reference herein.
(3) Previously filed as Exhibit 3.1 to our Quarterly Report on Form 10-Q, for the quarter ended July 29, 2001 filed on September 10, 2001 (No. 000-23985) and incorporated by reference herein.
(4) Previously filed as Exhibit 4.2 to our Registration Statement on Form S-1 filed on March 6, 1998 (No. 333-47495), as amended, and incorporated by reference herein.
(5) Previously filed as Exhibit 99.1 to our Registration Statement on Form S-8 filed on December 8, 2000 (No. 333-51520), and incorporated by reference herein.
(6) Previously filed as Exhibit 10.3 to our Registration Statement on Form S-1 filed on March 6, 1998 (No. 333-47495), as amended, and incorporated by reference herein.
(7) Previously filed as Exhibit 10.4 to our Registration Statement on Form S-1 filed on March 6, 1998 (No. 333-47495), as amended, and incorporated by reference herein.
(8) Previously filed as Exhibit 99.4 to our Registration Statement on Form S-8 filed on December 8, 2000 (No. 333-51520), and incorporated by reference herein.
(9) Previously filed as Exhibit 99.5 to our Registration Statement on Form S-8 filed on December 8, 2000 (No. 333-51520), and incorporated by reference herein.
(10) Previously filed as Exhibit 99.7 to our Registration Statement on Form S-8 filed on December 8, 2000 (No. 333-51520), and incorporated by reference herein.